SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                   May 8, 2000
                        ---------------------------------
                        (Date of earliest event reported)

                               SAFETY-KLEEN CORP.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

Delaware                           001-8368                  51-0228924
(State of                    (Commission File No.)         (IRS Employer
 Incorporation)                                             Identification No.)


                         1301 Gervais Street, Suite 300,
                         Columbia, South Carolina 29201

          (Address of principal executive offices, including zip code)


                                 (803) 933-4200
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                        ---------------------------------
          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS

On May 8, 2000, the registrant issued the press release filed with this Current Report on Form 8-K as Exhibit 99.1. The information contained in Exhibit 99.1 is incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

Exhibit No.                 Description
-----------       -------------------------------------
99.1              Press Release issued May 8, 2000 (Filed herewith.)

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      SAFETY-KLEEN CORP.



Date:  May 8, 2000                    By:   /s/ Grover C. Wrenn
                                            -------------------
                                             Grover C. Wrenn
                                             Vice Chairman




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                                  EXHIBIT INDEX

Exhibit No.      Description
-----------      -----------
99.1             Press Release issued May 8, 2000 (Filed herewith.)

                                  Exhibit 99.1



FOR IMMEDIATE RELEASE                                   Media Contact: John Kyte
May 8, 2000                                                         803-933-4224
                                               Investor Relations: Eileen Carter
                                                                    803-933-4285

            SAFETY-KLEEN BOARD APPOINTS NEW DIRECTOR, ELECTS CHAIRMAN

         (Columbia, SC)--Safety-Kleen Corp. (NYSE: SK) announced today the appointment of Kenneth K. Chalmers to its Board of Directors to fill the unexpired term of the late John W. Rollins, Sr. Mr. Chalmers was also appointed as a member of the Board's Special Investigative Committee, which is conducting an independent investigation of accounting irregularities reported by the Company on March 6, 2000.

         Mr. Chalmers, 71, of Winnetka, IL, spent the majority of his career with Chicago-based Continental Bank, most recently as Executive Vice President and Department Head in the bank's Corporate Banking Sector. During his 38-year tenure with Continental Bank, Mr. Chalmers served in a variety of senior management positions, including Chairman of the Audit Committee and manager of many of the Bank's largest client accounts. Upon retirement in 1996, Mr. Chalmers became a consultant to Continental, and has also served as a director and advisor to several corporations and organizations.

         "The appointment of Ken Chalmers is a strong addition to our Board," said Grover Wrenn, Vice Chairman of Safety-Kleen. "He brings a wealth of banking and financial experience, as well as insights and ideas from numerous other corporate Boards. In this time of transition for Safety-Kleen, his experience and perspective will be invaluable."

         Mr. Chalmers is a graduate of the Rutgers University Stonier School of Banking, the University of Chicago (MBA) and Northwestern University (BSBA). He served as a lieutenant in the U.S. Navy, as a Member of the Chicago Board of Trade and as Treasurer of the Illinois Governor's Cost Control task Force.

         The Company also announced that David E. Thomas, Jr., chairman of the Safety-Kleen Board's Executive Committee, was elected as Chairman of the Board. Mr. Thomas has been a member of the Safety-Kleen Board of Directors since June 1997. Mr. Thomas replaces Peter Widdrington as Chairman. The Board also disbanded its Executive Committee, which had been formed on February 9, 2000.

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